Inland American Third Quarter 2010 Update




Publix





December 6, 2010

Inland American
REAL ESTATE TRUST, INC.

Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2009 and our quarterly report for the period ended September 30, 2010 include but are not limited to:

- Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate
- We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution
- Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets
- We pay significant fees to our business manager, property managers and other affiliates of IREIC
- We have a limited operating history
- There is no market for our shares and we do not expect to list our shares in the near future
- You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future
- Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business
- We rely on our business manager and property managers to manage our business and assets
- We may not continue to qualify as a REIT
- Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

Overview

- Diversified portfolio in asset classes and geography of core "best-in-class" commercial real estate including:
  - Retail
  - Lodging
  - Office
  - Multi-Family/Student Housing
  - Industrial

- As of 9/30/2010 owned 981 properties, including joint ventures
  - 48.1 million square feet of Retail, Office and Industrial space
  - 10,547 multi-family units
  - 15,384 lodging rooms

- Other investments include development projects, real estate loans and marketable securities

- One of five REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. ("Inland")

Strategy

- Diversified real estate portfolio balances risk exposure
- Conservative balance sheet management
- Maximize long-term stockholder value


Marshalls
ROSS




STARBUCKS COFFEE

Diversified Real Estate Portfolio Balances Risk Exposure

As of 9/30/2010

Investment Allocation - $11.6B



Core Assets – 85%
Retail – 39%
Lodging – 25%
Office – 17%
Industrial – 10%
Multi-Family – 9%
Notes Receivable 3%
Marketable Securities 2%
Cash & Other Assets 4%
Development 2%
Joint Ventures 4%

Inland American REAL ESTATE TRUST, INC.

Conservative Balance Sheet

- Manageable debt maturities & unencumbered assets
- Low leverage buyer
- Total mortgage loans to total assets at 9/30/2010 = 49%
- No corporate level debt – individual loans on each property limits risk





Maximize Long–Term Stockholder Value

- Invest in assets that produce:
  - Attractive current yields
  - Long term risk-adjusted returns
- Generate sustainable and predictable cash flow from our operations
- Focus on preserving our capital






ULTA

Current Portfolio – 37 States – 981 Properties

As of 9/30/2010

Retail	Lodging	Office	Multi-Family	Industrial
733 Properties	99 Properties	48 Properties	29 Properties	72 Properties
32 States + DC	25 States + DC	18 States	10 States	20 States + DC
21.6M Sq. Ft	15,384 Rooms	10.5M Sq. Ft.	10,547 Units	16.0M Sq. Ft



Washington
Oregon
Idaho
Montana
North Dakota
South Dakota
Wyoming
Nevada
California
Utah
Colorado
Nebraska
Kansas
Arizona
New Mexico
Texas
Oklahoma
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
MD
DE
NJ
CT
Mass.
VT
NH
Maine
Less than 2 MSF
+2 - 5 MSF
More than 5 MSF

Top Ten Tenants – 75% are Rated Investment Grade

As of 9/30/2010

Tenant Name	Rating*	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	8.5%	4.0%
AT&T, Inc.	A	Office	7.0%	6.3%
RBS Citizens, NA	A-	Retail	2.9%	1.6%
Sanofi-Aventis U.S. Inc.	AA-	Office	2.5%	1.3%
United Healthcare Services, Inc.	NR	Office	2.5%	2.2%
C&S Wholesale Grocers, Inc.	BB-	Industrial	2.3%	5.4%
Atlas Cold Storage	NR	Industrial	2.0%	3.4%
Shop Rite Supermarkets	BBB	Retail	1.6%	1.1%
Geo Group	BB-	Industrial	1.6%	.5%
Lockheed Martin Corporation	A-	Office	1.5%	.6%

**Ratings according to Standard and Poor's*

Retail Comprises 39% of Core Portfolio

733 Properties · 21.6M SF · 32 States + District of Columbia


Retail
$3.8B
39%
KOHL'S
BED BATH & BEYOND
Publix
Multi-Family
Industrial
Office
Lodging

Retail Comprises 39% of Core Portfolio

Retail Portfolio Performance

- 93% Occupancy (economic)
- 61% of the portfolio is anchored by necessity-based retailers (grocery, drug, etc.)
- 70% of the portfolio is multi-tenant
- About 20% of the portfolio is located in Texas which has demonstrated economic resiliency


Lease Expiration Schedule
20.0%
15.0%
10.0%
5.0%
0.0%
2.7%
5.1%
10.2%
6.0%
8.8%
11.7%
2010
2011
2012
2013
2014
2015

As of 9/30/2010

Necessity Based Retail Centers


Publix
ENTRANCE

Paradise Shoppes of Largo — Largo, FL


Tom Thumb

Heritage Heights — Grapevine, TX


Kroger

Thomas Crossroads — Newnan, GA


GNC
LOTUS SALON
SUBWAY

Alcoa Exchange — Bryant, AR


STAR NAILS
The UPS Store
Edward Jones

The Highlands — Flower Mound, TX

Power Based Retail Centers


BED BATH &
BEYOND

Riverstone SC Missouri City, TX


BEST BUY

Washington Park Plaza Homewood, IL


KOHL'S

Dothan Pavilion Dothan, AL


T·J·maxx

Poplin Place Monroe, NC


OLD NAVY

Lord Salisbury Center Salisbury, MD

Lodging Comprises 25% of Core Portfolio

99 Properties · 15,384 Rooms · 25 States + District of Columbia



Multi-Family
Industrial
Retail
Office
COURTYARD
Hilton Garden Inn
HYATT
Lodging
$2.4B
25%

Lodging Comprises 25% of Core Portfolio

Lodging Portfolio Performance

- 70% average occupancy / U.S. average occupancy = 59%*
- 51% of the portfolio is branded by Marriott, 37% by Hilton
- 64% of the portfolio are upscale service hotels such as Hilton Garden Inn & Courtyard by Marriott



$150
$125
$100
$75
$50
$25
$0
$79
$117
$89
$129
$75
$115
$79
$113
2007
2008
2009
2010 YTD
RevPAR
Average Daily Rate

As of 9/30/2010

**Smith Travel Research*

Hyatt Regency Orange County


HYATT


HYATT

Anaheim, CA

Marriott Woodlands Hotel and Convention Center



The Woodlands, TX

Office Comprises 17% of Core Portfolio

48 Properties · 10.5 Million SF · 18 States


Multi-Family
Industrial
Retail
Office
$1.8B
17%
Lodging

As of 9/30/2010

Office Comprises 17% of Core Portfolio

Office Portfolio Performance

- 95% Occupancy (economic)
- 72% of the portfolio is occupied by single tenants with long-term stable rents
- 69% of the portfolio's tenants are investment grade rated*, or report revenue exceeding $1.0 billion


Lease Expiration Schedule
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
0.5%
2.0%
4.2%
5.8%
3.3%
4.1%
2010
2011
2012
2013
2014
2015

As of 9/30/2010

* Rating according to Standard and Poor's and/or Moody's

Worldgate Plaza



Inland American
REAL ESTATE TRUST, INC.

Herndon, VA

AT&T Center







Inland American REAL ESTATE TRUST, INC.

St. Louis, MO

Industrial Comprises 10% of Core Portfolio

72 Properties · 16.0 Million SF · 20 States + DC


THE HOME DEPOT


Industrial
$954M
10%
Multi-Family
Retail
Office
Lodging

As of 9/30/2010

Industrial Comprises 10% of Core Portfolio

Industrial Portfolio Performance

- 95% Occupancy (economic)
- 97% of the portfolio is occupied by single tenants with long-term stable rents
- 64% of the portfolio's tenants are investment grade rated*, or serve necessity-based consumer needs



Lease Expiration Schedule
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
0.5%
11.9%
5.6%
9.1%
0.2%
4.5%
2010
2011
2012
2013
2014
2015

*Rating according to Standard and Poor's and/or Moody's

Home Depot Rapid Deployment Center



Home Depot
6400

Inland American
REAL ESTATE TRUST, INC.

Macalla, AL

Thermo Process Center





Sugarland, TX

Multi-Family Comprises 9% of Core Portfolio

29 Properties · 10,547 Units · 8 States








Multi-Family
$877M
9%
Industrial
Retail
Office
Lodging

As of 9/30/2010

Multi-Family* Comprises 9% of Core Portfolio

Multi-Family Portfolio Performance

- 89% Occupancy (average economic)
- Expanded investment from 256 units in 2006 to 10,547 units in 2010
- About 65% of units are located in metro area of Houston & Oklahoma City



Total Revenue (in Millions)
$120
$100
$80
$60
$40
$20
$0
$2
$15
$33
$72
$100
2006
2007
2008
2009
3Q 2010**

**Includes Multi - Family and Student Housing*
*** Q3 2010 Actual Revenue Reported is Annualized*

The Landings



Webster, TX

The Radian
(Student Housing)



Philadelphia, PA

Consolidated Financial Highlights

	Nine Months Ended 9/30/2010	Year Ended 12/31/2009
Total Consolidated Assets	$11.6B	$11.3B
Stockholders' Equity	$5.3B	$5.6B
Total Revenue	$929M	$1.1B
Distributions Declared	$312.3M	$405.3M
Mortgage Payable	$5.7B	$5.1B
Ratio of Total Mortgage Loans to Total Assets	49%	45%
Weighted Average Interest Rate (per annum)	5.1%	4.9%

Manageable Debt Maturities[1]



$2,500
$2,000
$1,500
$1,000
$500
$0
$710
$472
$966
$326
$455
2011
2012
2013
2014
2015

Percentage of Total Assets	6.1%	4.1%	8.3%	2.8%	3.9%

Inland American REAL ESTATE TRUST, INC.

[1] *All 2010 debt maturities effectively addressed*

Question & Answer Session






Publix

Inland American
REAL ESTATE TRUST, INC.